INVESTOR PRESENTATION THIRD QUARTER 2025

2 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne . Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future”, and variations of such words and similar expressions are intended to identify such forward - looking statements . All statements with references to future time periods are forward - looking . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence . Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward - looking statements . Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward - looking statements, whether as a result of new information, future events, or otherwise . Additional risk factors include, but are not limited to, the risk factors described in Item 1 A in ChoiceOne’s Annual Report on Form 10 - K for the year ended December 31 , 2024 . NON - GAAP FINANCIAL MEASURES In addition to results presented in accordance with GAAP, this presentation includes certain non - GAAP financial measures . ChoiceOne believes these non - GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne . Non - GAAP financial measures have inherent limitations . Readers should be aware of these limitations and should be cautious with respect to the use of such measures . To compensate for these limitations, we use non - GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition . Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period - to - period comparisons . ChoiceOne’s method of calculating these non - GAAP financial measures may differ from methods used by other companies . These non - GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or applicable regulatory requirements . Where non - GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation .

3 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

4 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified Note: All dollars in millions COMPANY PROFILE ChoiceOne Bank maintains the community feel of a small - town bank with the technological capabilities and product offerings of a larger bank ChoiceOne Financial Services, Inc. (“COFS”) was incorporated in 1986 as a Michigan corporation. ChoiceOne Bank was founded in 1898 (then called Sparta State Bank) in Sparta, MI at the corner of Division and Union Street. Over its more than 125 - year history, ChoiceOne has grown significantly, due in part to its merger with County Bank Corp. ($673 million in assets), acquisition of Community Shores Bank Corporation ($244 million in assets) and merger with Fentura Financial, Inc. (Fentura) ($1.4 Billion in assets). Today, COFS is a $4.3 billion bank holding company listed on the NASDAQ stock exchange with a market capitalization of approximately $435 million as of September 30, 2025. COFS prides itself on maintaining the community feel of a small - town bank with the technological capabilities and product offerings of a larger bank. Personal Banking Provides full array of banking services including checking, savings, CDs/money markets and HSAs, complete with online and mobile banking solutions . Business Banking Business banking offers business and agriculture loans, treasury services and public funds . Mortgage Lending A comprehensive offering of residential mortgage options including fixed and adjustable - rate mortgages . Wealth Management Wealth Management provides two delivery channels – The Private Bank and Retail Investment Services . The Wealth Management team is experienced, nimble and responsive to client needs . Areas of expertise include investing, lending, banking, and trust services . Coast to Coast Coverage Through 55 locations across western and southeastern Michigan, ChoiceOne Bank leverages advanced technology, innovative services, and tailored solutions for its customers . SUMMARY FINANCIALS (9/30/2025) Total Assets $4,297 Deposits $3,567 Gross Loans (Incl. HFS) $2,910 Market Cap $435 Annualized ROAA 1.36% Annualized ROAE 13.39% Annualized Dividend Yield 3.87% Annualized P/E Ratio 7.4x OVERVIEW

5 MANAGEMENT TEAM Mr . Michael J . Burke Jr . has served as President at ChoiceOne since May 2020 and oversees lending and operations . Previously, he served as President, CEO, COO and Director at Lakestone Bank & Trust which was merged into ChoiceOne . Mr . Burke is highly involved in organizations in Southeast Michigan including the Lapeer Development Corporation and McLaren Lapeer Region Board of Trustees . Mr . Burke holds a Bachelor of Arts degree in Finance from the University of Michigan - Flint . MICHAEL J. BURKE, JR. | PRESIDENT Mr . Adom Greenland is the Executive Vice President, Chief Financial Officer and Treasurer at ChoiceOne . Mr . Greenland joined ChoiceOne in 2013 and prior to his current position held various roles including Chief Operating Officer overseeing technology and bank operations . Mr . Greenland also has over 10 years of prior experience as a Certified Public Accountant at PwC . Mr . Kelly J . Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services . In 1998 , he left ChoiceOne Bank to become the President and Owner of Kent - Ottawa Investment Advisors, an investment advisory firm . In 2001 , he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc . before being named Chief Executive Officer in 2016 . ADOM J. GREENLAND | EVP & CFO KELLY J. POTES | CEO Mr . Bradley A . Henion is the Executive Vice President and Chief Lending Officer of ChoiceOne Bank . Mr . Henion joined ChoiceOne in 2015 having previously held Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI . Mr . Henion holds a Master of Business Administration in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University . BRADLEY A. HENION | EVP & CLO "With a vision to be the best bank in Michigan and a mission to provide superior service, quality advice, and show utmost respect to everyone we meet, our tech - savvy community bank is prepared to meet our customers’ financial needs, however they choose, and build solid personal relationships . ” - Kelly J . Potes

6 AWARDS & ACCOMPLISHMENTS With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top - tier community bank in Michigan and in the banking industry. Michigan Certified Development Corporation - MCDC Community Bank Lender of the Year Award 2025 Web Marketing Association - WMA Outstanding Website 2025 Michigan Bankers Association - MBA Innovator of the Year 2025 Michigan Bankers Association - MBA Financial Literacy Award 2025 Cinnaire Michigan Community Fund 2025, 2023 Gold Award for choiceone.bank Redesigned Website dotComm 2024 SBA Michigan 504 Third Party Lender of the Year Award Fiscal Year 2023 Newsweek Best Small Bank in Michigan 2023, 2022, & 2021 Michigan Bankers Association - MBA Financial Literacy Award 2023, 2022, 2020, & 2019 Mastercard Doing Well by Doing Good Segment Award 2022 ABA Foundation Community Commitment Awards Economic Inclusion Honorable Mention 2021 Other Awards & Accomplishments

# M&A HISTORY

COFS has completed four whole bank M&A deals, most recently, the Merger with Fentura in March of 2025.

## COFS M&A HISTORY

| Transaction Overview | | | Deal Profile (Announcement) | | Target Operating Metrics (Quarter Before Announcement) | | |
|---|---|---|---|---|---|---|---|
| Target | Target City, State | Announcement Date | Deal Value | Consideration | Total Assets | Gross Loans | LTM ROAA |
| FENTURA Financial, Inc. | Fenton, MI | 7/25/2025 | $180.4 | 100.0% Stock / 0.0% Cash | $1,807.6 | $1,439.9 | 0.59% |
| Community Shores Bank | Muskegon, MI | 1/6/2020 | $21.9 | 76.5% Stock / 23.5% Cash | $185.1 | $147.2 | 0.49% |
| CBC County Bank Corp | Lapeer, MI | 3/25/2019 | $89.0 | 100.0% Stock / 0.0% Cash | $616.6 | $363.9 | 1.13% |
| Valley Ridge Bank | Kent City, MI | 4/25/2006 | $29.0 | 99.9% Stock / 0.1% Cash | $216.4 | $150.7 | 0.99% |

- **On March 1, 2025, ChoiceOne completed the merger (the "Merger") of Fentura Financial, Inc. ("Fentura"), the former parent company of The State Bank, with and into ChoiceOne with ChoiceOne surviving the merger. On March 14, 2025, the consolidation of The State Bank with and into ChoiceOne Bank with ChoiceOne Bank surviving the consolidation was completed. The total assets, loans and deposits acquired in the Merger effective March 1, 2025 were approximately $1.8 billion, $1.4 billion and $1.4 billion,**
- **The Merger expanded ChoiceOne's presence by adding 20 branches and a loan production office in complementary areas adjacent to the existing branch network in East Michigan**



choice one 35 Locations

FENTURA Financial, Inc. 21 Locations

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified
Note: All dollars in millions, unless otherwise noted; deals sorted by announcement date

7

CHOICEONE BANK FOOTPRINT

FINANCIAL SUMMARY

10 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified; Note: All dollars in thousands 1. For Q3 2025, Includes impact of Merger of Fentura Financial Inc. of $1.8 billion in assets, $1.4 billion in loans, 1.4 billio n i s Deposits and $193 million of equity. 2. Core loans - exclude Paycheck Protection Program (“PPP”) loans, held for sale loans, loans to other financial institutions and acq uired loans. Loans held for sale were $7.3 million and $6.3 million in 2024 and Q3 2025, respectively. Loans to other financial institutions were $39.9 million and $2.5 million in 2024 and Q3 2025, respectively. Q1 2025 acquir ed loans were $1.4 billion. HISTORIC BALANCE SHEET GROWTH – COFS Total Equity (1) Total Deposits (1) Gross Loans (Including Held For Sale) (1) Total Assets (1)) 4.5% Core loan (2) growth during the twelve months ended September 30, 2025  Impact of Merger with Fentura Financial Inc. $2,366,682 $2,385,915 $2,576,706 $2,723,243 $4,296,902 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2021 2022 2023 2024 Q3 2025 $1,068,831 $1,194,616 $1,415,363 $1,552,928 $2,916,251 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 2021 2022 2023 2024 Q3 2025 $2,052,294 $2,118,003 $2,122,055 $2,214,103 $3,567,031 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 2021 2022 2023 2024 Q3 2025 $227,268 $221,669 $168,874 $260,415 $449,615 $ - $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2021 2022 2023 2024 Q3 2025

# ATTRACTIVE DEPOSIT MIX – CHOICEONE BANK

**Deposit Mix and Detail (9/30/2025)**



Jumbo CDs (> $250k)
9%
Brokered Deposits
2%
Transaction-Non interest bearing
25%
Retail CDs (≤ $250k)
8%
MMDA & Savings
30%
Transaction-Interest bearing
26%

| | Balance | % of Total |
|---|---|---|
| Transaction | $1,818,148 | 51.0% |
| MMDAs & Savings | 1,070,299 | 30.0% |
| Retail CDs (≤ $250K) | 300,340 | 8.4% |
| Jumbo CDs (> $250K) | 305,572 | 8.6% |
| Brokered Deposits | 76,672 | 2.0% |
| **Total Deposits** | **$3,567,031** | **100.0%** |

**Checking and Savings Deposit Mix (9/30/2025) (1)**



Public Funds-Savings
12%
Public Funds-Transactional
10%
Business-Transactional
24%
$2.9 Billion
Retail-Savings
23%
Business-Savings
13%
Retail-Transactional
18%

**Commentary**

- Diverse local deposit franchise of retail, business, and municipal accounts
- Launched new treasury management platform in 2023 with best-in-class functionality
- At 9/30/2025 Non-interest-bearing deposit base of $903.9 million or 25% of deposits
- 33.2% of total deposits exceed the FDIC limit of $250,000, as of 9/30/2025
- Diversified offerings such as Intrafi's CDARS and ICS products that increase depositors' FDIC coverage
- ChoiceOne continues to be proactive in managing its liquidity position at September 30, 2025. Total available borrowing capacity secured by pledged assets was $1.2 billion. ChoiceOne can increase its capacity by utilizing unsecured federal fund lines and pledging additional assets.

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified
Note: All dollars in thousands
(1) Saving accounts include MMDAs

11

12 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Brokered Deposits Certificate of Deposit IB Deposits NIB Deposits Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified Note: All dollars in thousands; costs are annualized on a quarterly basis ATTRACTIVE DEPOSIT MIX – CHOICEONE BANK (CONT.) ▪ Deposits, excluding brokered deposits, increased by $1.3 billion as of September 30, 2025, compared to September 30, 2024 largely as a result of the Merger ▪ Deposits, excluding brokered deposits, increased by $8.0 million as of September 30, 2025, compared to June 30, 2025. During the third quarter of 2025 non - interest bearing deposits declined by $39.9 million while interest bearing deposits increased by $73.4 million. The shift from non - interest - bearing to interest - bearing deposits was partly due to quarter - end timing and fluctuations in business and municipal activity. The growth in interest - bearing deposits was primarily concentrated in non - maturity interest - bearing checking and money market accounts. ▪ Non - interest - bearing and transactional account balances drive lower cost of deposits ▪ Management team has demonstrated historical success of controlling deposit costs in current and previous higher interest rate cycles Deposit Mix and Detail (9/30/2025) Commentary $2,214,103 $3,651,729 $3,592,624 24% 26% 24% 55% 58% 56% 25% 57% $3,567,031 53% 25% $2,208,228 1.53% 1.58% 1.59% 1.65% 1.57% 2.01% 2.09% 2.09% 2.21% 2.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Cost of Deposits Cost of Interest bearing Deposits 17% 17% 18% 18% 18% 0% 2% 2% 2% 3% Deposit Cost and Detail (9/30/2025)

13 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified Note: All dollars in thousands; yields are annualized on a quarterly basis (1) Detail by types per call report codes ATTRACTIVE LOAN MIX – CHOICEONE BANK ▪ Strong commercial real estate portfolio – 37.7% of CRE loans are owner occupied at 9 - 30 - 2025. ▪ Yield on loans of 6.39% for the third quarter of 2025, including interest income due to accretion from purchased loans of 49 basis points ▪ $1.2 billion of loans classified as variable or 39% of total portfolio, $603.5 million of these loans are expected to reprice within next 12 months. ▪ Interest income for the three months ended September 30, 2025 includes $3.6 million of interest income due to accretion from purchased loans. Of this amount, $1.8 million was calculated using the effective interest rate method of amortization, while the remaining $1.8 million resulted from accretion through unexpected payoffs and paydowns of loans with an associated fair value mark. Estimated interest income due to accretion from purchased loans for the remainder of 2025 and 2026 using the effective interest method of amortization is $2.3 million and $8.2 million, respectively ▪ Active residential real estate lending with sold (primarily servicing retained) and portfolio mortgages Loan Mix and Detail (9/30/2025) (1) Commentary Loan to Deposit Ratio Constr. & Development 3% 1 - 4 Family 28% Multifamily 5% Owner Occ. Comm. RE 18% Non Own. Occ. Comm. RE 31% Comm. & Industrial 12% Farm & Agriculture 2% Consumer 1% 68.4% 70.1% 80.2% 81.5% 81.8% 55% 57% 59% 61% 63% 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Balance % of Total Loans Balance % of Total Loans Construction & Development $81,476 2.7% Consumer, Leases & Other $39,549 1.4% 1-4 Family 825,751 28.3% CRE – Owner Occupied 535,143 18.4% Multifamily 154,072 5.3% CRE – Non-Owner Occupied 886,114 30.4% C&I 341,156 11.7% Farm & Agricultural 52,990 1.8% Total Loans $2,916,251 100.0%

# NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

## PER REGULATORY CALL CODES

### Non-Owner Occupied Commercial Real Estate

- Diversified local NOO CRE portfolio with average loan size of $1.1 million.
- Office-non medical loans are located in our local suburban markets with an average loan size under $1.1 million.
- High performing portfolio with only 0.07% of NOO CRE considered nonperforming.
- NOO CRE to capital ratio of 288.2% for the holding company and 290.6% for the bank as of September 30, 2025.
- Net Lease loans were acquired through the Fentura Merger, ChoiceOne has ceased new origination of this category

| | Balance (1) | % of NOO CRE | % of Total Loans |
|---|---|---|---|
| Assisted Living | 65,722,404 | 6% | 2% |
| Construction and land Development (2) | 112,644,482 | 10% | 4% |
| Hotel | 117,374,010 | 10% | 4% |
| Industrial | 94,294,167 | 8% | 3% |
| Multifamily | 154,071,669 | 13% | 5% |
| Office-Medical | 46,038,114 | 4% | 2% |
| Office- Non Medical | 110,516,826 | 10% | 4% |
| Retail | 232,648,418 | 20% | 8% |
| Net Lease Loans | 114,270,943 | 10% | 4% |
| Self Storage | 84,639,425 | 7% | 3% |
| Other NOO CRE | 19,693,543 | 2% | 1% |
| **Total** | **$1,151,914,000** | **100%** | **39%** |

### NOO CRE COMPOSITION TO TOTAL LOANS (9/30/2025)



Assisted Living, 2%
Construction and land Development , 4%
Industrial, 4%
Multifamily, 3%
Office-Medical, 5%
Office- Non Medical, 2%
Retail, 4%
Net Lease Loans , 8%
Self Storage, 4%
Other NOO CRE, 3%
Remainder of Total Loans, 61%

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified
(1) Detail by types per purpose code for call report codes 1E2, 1A1,1A2 and 1D loans
(2) Construction and land development contains all 1A1 and 1A2 loans

14

15 Commercial Mortgage Backed 25% Mortgage - Backed 12% Asset - Backed Securities 1% Corporate 2% State and MUNI - Tax Exempt 31% State and MUNI - Taxable 19% US Treasury Bonds and Agency 10% Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified (1) Securities portfolio breakdown is by book value and excludes equity securities (2) Reported value of securities: Available for sale, at fair value and held to maturity, at amortized cost net of credit losses INVESTMENT PORTFOLIO – COFS Securities Portfolio Breakdown (1) $933 Million (2) SECURITIES PORTFOLIO HIGHLIGHTS ▪ COFS’ total securities portfolio of $933 million consists of high - quality securities to be used for liquidity and cash flow ▪ $388.5 million of the portfolio is at held to maturity status. A large component of these securities are local issuance municipals or CRA ▪ 83% of securities are rated AA or higher ▪ Ample on balance sheet liquidity to fund future loan growth, including $143.6 million of cash flow from securities over the next two years Total Portfolio ▪ ChoiceOne has pay - fixed interest rate swaps with a total notional value of $381.3 million. These derivative instruments will increase in value as long - term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale ▪ Modified duration of the portfolio is 4.36 years; however, the impact of the hedging strategy (including all $381.3 million of notional pay - fix swaps) reduces the modified duration to 2.03 years. Weighted average life of the portfolio was 5.17 years ▪ 78% of the portfolio is bullet - like in structure Yield & Interest Rate Risk

# INTEREST RATE SWAPS

ChoiceOne uses interest rate swaps as part of our interest rate risk management strategy. Excluding back-to-back swaps on loans, ChoiceOne has pay-fixed interest rate swaps with a total notional value of $381.3 million with a weighted average coupon of approximately 3.15% and a weighted average remaining life of 7.2 years. These derivative instruments will increase in value as long-term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale.

On February 6, 2025, ChoiceOne sold $50 million of pay fixed receive floating interest rate swaps. The sold swaps had a fixed rate of 2.75% and a floating rate that will be determined periodically over the life of the swaps. This transaction resulted in a gain of approximately $3.6 million, which will be recognized through interest expense over the 7 years remaining on the life of the swap.

During the third quarter of 2025, ChoiceOne entered into $30.4 million in amortizing pay fix swaps to hedge interest rate risk on approximately $40.6 million of newly purchased agency mortgage backed securities. The swaps are designed to amortize with the expected cash flow of the bonds and hold a coupon of 3.52% and a contractual term ending in 2040.

## INCOME IMPACT

| | Actual (1) | | | |
|---|---|---|---|---|
| **Swaps** | **Total 2024** | **Q1 2025** | **Q2 2025** | **Q3 2025** |
| Fixed Rate Securities (A) | 3,673 | 545 | 531 | 547 |
| Variable Deposits (B) | 3,288 | 677 | 598 | 609 |
| Terminated | (1,092) | 73 | 125 | 125 |
| **Net Interest Income Impact** | **5,869** | **1,295** | **1,254** | **1,281** |

| | | Notional Value | Coupon | Contract End | | Fair Value at 9/30/25 |
|---|---|---|---|---|---|---|
| A | Fixed Rate Securities | 231,350 | 3.41% | 2031-2040 | | 796 |
| B | Variable Deposits | 150,000 | 2.75% | 2032 | | 5,960 |
| | | 381,350 | 3.15% Average Coupon | | **Total** | **6,756** |

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified
Note: All dollars in thousands
(1) For each 25-basis point increase or decrease in SOFR rate projected quarterly net interest income will increase or decrease, respectively, by approximately $219,000

16

17 3.14% 3.09% 2.83% 3.01% 3.77% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2021 2022 2023 2024 Q3 2025 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified (1) Net interest margin (tax - equivalent basis). See Non - GAAP reconciliation (2) 2024 and Q3 2025 Adjusted for Merger related expenses. See Non - GAAP reconciliation FINANCIAL PERFORMANCE METRICS – COFS Efficiency Ratio & Noninterest Expense to Average Assets (2) NIM (1) ROAE (2) ROAA (2) 2.45% 2.25% 2.21% 2.20% 2.43% 63.85% 61.92% 65.48% 62.35% 54.76% 2021 2022 2023 2024 Q3 2025 Non-interest Expense/ Avg Assets Efficiency Ratio 1.02% 1.00% 0.85% 1.04% 1.36% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2021 2022 2023 2024 Q3 2025 9.79% 13.25% 12.00% 12.26% 13.39% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2021 2022 2023 2024 Q3 2025

18 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified Note: Non - interest Income amounts exclude gains (losses) on sales of securities, other assets, and changes in value of equity se curities NON - INTEREST INCOME – COFS Diversified sources of non - interest income with multiple lines of business including Trust and Wealth Management Q3 2025 10% 6% 57% $6.7 Million 18% 9% Gain on sale of Loans Service Charges & Interchange Trust and Wealth Management BOLI Revenue Other Income and Fees Quarterly $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q32024 Q42024 Q12025 Q22025 Q32025 Service Charges & Interchange Gain on Sale of Loans Trust and Wealth Management BOLI Revenue Other Fees

19 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified (1) Excluding held for sale loans ASSET QUALITY – COFS Strong credit metrics Net Charge - Offs / Average Loans NPLs / Loans (1) Texas Ratio NPAs / Total Assets 39 basis points of increase due to acquired NPL’s in Merger 0.52% 0.22% 0.13% 0.27% 0.69% (0.10%) 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 2021 2022 2023 2024 Q3 2025 3.47% 2.34% 1.23% 1.72% 5.33% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021 2022 2023 2024 Q3 2025 0.24% 0.11% 0.07% 0.15% 0.46% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 2021 2022 2023 2024 Q3 2025 0.03% 0.03% 0.03% 0.03% 0.03% 0.00% 0.05% 0.10% 0.15% 0.20% 2021 2022 2023 2024 Q3 2025 1.19% Allowance for Credit Losses to Total Loans (1)

20 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified (1) See Non - GAAP Reconciliation CAPITAL Regulatory Ratios On July 26, 2024, ChoiceOne completed an underwritten public offering of 1,380,000 shares of its common stock at a price to the public of $25.00 per share for aggregate gross proceeds of approximately $34.5 million before deducting underwriting discounts and estimated offering expenses. Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ChoiceOne Financial Services, Inc. Total capital (to risk weighted assets) 13.2% 13.0% 13.3% 13.5% 15.0% 14.5% 12.0% 12.4% 13.0% Common equity Tier 1 capital (to risk weighted assets) 10.4% 10.3% 10.5% 10.7% 12.3% 12.0% 9.4% 9.8% 10.3% Tier 1 capital (to risk weighted assets) 10.7% 10.5% 10.7% 10.9% 12.5% 12.2% 10.0% 10.4% 10.9% Tier 1 capital (to average assets) 7.4% 7.5% 7.6% 7.7% 9.0% 9.1% 10.4% 8.2% 8.5% Common Equity 7.0% 7.6% 7.7% 8.2% 9.1% 9.6% 9.9% 10.0% 10.5% Tangible Common Equity (1) 4.7% 5.3% 5.6% 6.0% 7.0% 7.5% 6.4% 6.5% 7.0% Total CRE Loans / Total Capital 186.3% 213.6% 206.8% 205.1% 193.3% 195.6% 302.0% 288.2% 275.2% Book value per share $ 24.02 $ 25.92 $ 27.36 $ 28.32 $ 27.65 $ 29.05 $ 28.51 $ 28.77 $ 29.94 Tangible book value per share (1) $ 15.80 $ 17.73 $ 19.21 $ 20.22 $ 20.82 $ 22.24 $ 17.71 $ 18.10 $ 19.39 Tangible book value per share excluding AOCI (1) $ 24.08 $ 24.56 $ 25.08 $ 25.67 $ 25.89 $ 26.45 $ 20.67 $ 21.37 $ 22.20 ChoiceOne Bank Total capital (to risk weighted assets) 12.7% 12.4% 12.6% 13.2% 13.1% 12.7% 11.9% 12.4% 12.8% Common equity Tier 1 capital (to risk weighted assets) 12.0% 11.8% 11.8% 12.5% 12.3% 12.0% 10.9% 11.3% 11.7% Tier 1 capital (to risk weighted assets) 12.0% 11.8% 11.8% 12.5% 12.3% 12.0% 10.9% 11.3% 11.7% Tier 1 capital (to average assets) 8.3% 8.4% 8.3% 8.8% 8.9% 8.9% 11.3% 8.9% 9.1% Total CRE Loans / Total Capital 194.4% 222.9% 218.2% 208.9% 221.8% 224.9% 303.9% 290.6% 280.0%

Nasdaq

# COFS TRADES ON NASDAQ®

**ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, "COFS"**

Market Makers in ChoiceOne

D. A. Davidson & Co.
Nick Bicking
800.394.9230

Janney Montgomery Scott, LLC
O 215.665.6566, M 610.766.0015

Eugene Bodo
Managing Director, Institutional Equity Sales

Raymond James & Associates
Anthony LanFranca
312.655.2961

Analyst Coverage of ChoiceOne

D. A. Davidson & Co.
Jeff Rulis
jrulis@dadco.com

HOVDE Group
Brendan Nosal
bnosal@hovdegroup.com

Janney Montgomery Scott, LLC
Daniel Cardenas dcardenas@janney.com

Stock Registrar & Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004-1561
212.509.4000

# OTHER SELECTED HIGHLIGHTS – COFS

| | Quarterly | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| **Performance Ratios** | **2023 3rd Qtr.** | **2023 4th Qtr.** | **2024 1st Qtr.** | **2024 2nd Qtr.** | **2024 3rd Qtr.** | **2024 4th Qtr.** | **2025 1st Qtr.** | **2025 2nd Qtr.** | **2025 3rd Qtr.** |
| Annualized return on average assets | 0.80% | 0.82% | 0.86% | 0.99% | 1.09% | 1.05% | -1.68% | 1.26% | 1.36% |
| Annualized return on average equity | 11.31% | 11.32% | 11.26% | 12.50% | 12.36% | 11.24% | -18.39% | 12.66% | 13.39% |
| Annualized return on average tangible common equity (1) | 16.55% | 16.40% | 15.81% | 17.22% | 16.29% | 14.54% | -27.97% | 18.26% | 19.08% |
| Net interest margin *(GAAP)* | 2.64% | 2.66% | 2.67% | 2.95% | 3.17% | 2.98% | 3.43% | 3.66% | 3.73% |
| Net interest margin *(fully tax-equivalent)* (1) | 2.70% | 2.72% | 2.74% | 3.01% | 3.23% | 3.04% | 3.48% | 3.70% | 3.77% |
| Efficiency ratio | 65.74% | 65.31% | 64.55% | 61.47% | 60.80% | 61.29% | 111.01% | 55.32% | 54.76% |
| Annualized cost of funds | 1.70% | 1.91% | 2.00% | 1.92% | 1.87% | 1.90% | 1.86% | 1.84% | 1.77% |
| Annualized cost of deposits | 1.36% | 1.57% | 1.65% | 1.56% | 1.53% | 1.58% | 1.59% | 1.65% | 1.57% |
| Cost of interest bearing liabilities | 2.18% | 2.45% | 2.53% | 2.44% | 2.38% | 2.43% | 2.37% | 2.41% | 2.33% |
| Shareholders' equity to total assets | 7.04% | 7.59% | 7.74% | 8.18% | 9.09% | 9.56% | 9.91% | 10.02% | 10.46% |
| Tangible common equity to tangible assets (1) | 4.74% | 5.32% | 5.56% | 5.98% | 7.00% | 7.49% | 6.40% | 6.54% | 7.04% |
| Annualized noninterest expense to average assets | 2.14% | 2.13% | 2.09% | 2.16% | 2.30% | 2.26% | 4.30% | 2.37% | 2.43% |
| Loan to deposit | 61.65% | 66.70% | 65.17% | 67.87% | 68.38% | 70.14% | 80.21% | 81.51% | 81.76% |
| Full-time equivalent employees | 376 | 380 | 376 | 369 | 367 | 377 | 605 | 571 | 573 |

| **Asset Quality** | **2023 3rd Qtr.** | **2023 4th Qtr.** | **2024 1st Qtr.** | **2024 2nd Qtr.** | **2024 3rd Qtr.** | **2024 4th Qtr.** | **2025 1st Qtr.** | **2025 2nd Qtr.** | **2025 3rd Qtr.** |
|---|---|---|---|---|---|---|---|---|---|
| (in thousands) | | | | | | | | | |
| Net loan charge-offs (recoveries) | $ 148 | $ 120 | $ 51 | $ 157 | $ 87 | $ 138 | $ 72 | $ 418 | $ 244 |
| Annualized net loan charge-offs (recoveries) to average loans | 0.05% | 0.04% | 0.01% | 0.04% | 0.02% | 0.04% | 0.01% | 0.06% | 0.03% |
| Allowance for loan losses | 14,872 | 15,685 | 16,037 | 16,152 | 16,490 | 16,552 | 34,567 | 34,798 | 34,754 |
| Unfunded commitment liability | 2,718 | 2,160 | 1,757 | 1,485 | 1,485 | 1,485 | 1,647 | 1,647 | 1,647 |
| Allowance to loans (excludes held for sale) | 1.14% | 1.11% | 1.13% | 1.12% | 1.10% | 1.07% | 1.18% | 1.19% | 1.19% |
| Non-Accruing loans | 1,670 | 1,723 | 1,715 | 2,086 | 2,355 | 3,704 | 16,789 | 16,854 | 17,365 |
| Nonperforming loans (includes OREO) | 1,792 | 1,845 | 1,837 | 2,358 | 2,884 | 4,177 | 19,154 | 19,296 | 19,940 |
| Nonperforming loans to total loans (excludes held for sale) | 0.14% | 0.13% | 0.13% | 0.16% | 0.19% | 0.27% | 0.65% | 0.66% | 0.69% |
| Nonperforming assets to total assets | 0.07% | 0.07% | 0.07% | 0.09% | 0.11% | 0.15% | 0.44% | 0.45% | 0.46% |

22

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified
(1) See Non-GAAP Reconciliation

# APPENDIX NON-GAAP RECONCILIATION

| Annualized return on average assets | Twelve Months Ended December 31, 2024 | Three Months Ended September 30, 2025 |
|---|---|---|
| (In Thousands) | | |
| Net income | $ 26,727 | $ 14,681 |
| Plus merger related expenses net of tax | 1,039 | - |
| Adjusted net income | $ 27,766 | $ 14,681 |
| Average total assets | $ 2,668,556 | $ 4,308,289 |
| Annualized return on average assets | 1.00% | 1.36% |
| Plus Merger adjustment | 0.04% | 0.00% |
| Adjusted Annualized return on average assets | 1.04% | 1.36% |

| Annualized non-interest expense / Average Assets | Twelve Months Ended December 31, 2024 | Three Months Ended September 30, 2025 |
|---|---|---|
| (In Thousands) | | |
| Non-interest expense | $ 58,723 | $ 26,215 |
| Less merger related expenses | 1,039 | - |
| Adjusted non-interest expense | $ 57,684 | $ 26,215 |
| Average total assets | $ 2,668,556 | $ 4,308,289 |
| Annualized non-interest expense / Average Assets | 2.20% | 2.43% |
| Less Merger adjustment | 0.04% | 0.00% |
| Adjusted annualized non-interest expense / Average Assets | 2.16% | 2.43% |

| Annualized return on average shareholders' equity | Twelve Months Ended December 31, 2024 | Three Months Ended September 30, 2025 |
|---|---|---|
| (In Thousands) | | |
| Net income | $ 26,727 | $ 14,681 |
| Plus merger related expenses net of tax | 1,039 | - |
| Adjusted net income | $ 27,766 | $ 14,681 |
| Average shareholders' equity | $ 226,547 | $ 438,449 |
| Annualized return on average assets | 11.80% | 13.39% |
| Plus Merger adjustment | 0.46% | 0.00% |
| Adjusted Annualized return on average assets | 12.26% | 13.39% |

| Efficiency ratio | Twelve Months Ended December 31, 2024 | Three Months Ended September 30, 2025 |
|---|---|---|
| (In Thousands) | | |
| Adjusted non-interest expense* | $ 57,966 | $ 24,487 |
| Less merger related expenses | 1,039 | - |
| Merger adjusted non-interest expense | $ 56,928 | $ 24,487 |
| Adjusted total income** | $ 92,975 | $ 44,718 |
| Efficiency ratio | 62.35% | 54.76% |
| Less Merger adjustment | 1.12% | 0.00% |
| Adjusted efficiency ratio | 61.23% | 54.76% |

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified
* Adjusted non-interest expense adjusted for certain non-cash items.
** Adjusted total income is the sum of net interest income and adjusted non-interest expense.

23

# APPENDIX NON-GAAP RECONCILIATION

| | 2021 | | 2022 | | 2023 | | 2024 | |
|---|---|---|---|---|---|---|---|---|
| | Interest | Rate | Interest | Rate | Interest | Rate | Interest | Rate |
| Net interest income (tax-equivalent basis) (Non-GAAP) (1) | $ 62,137 | | $ 68,979 | | $ 67,415 | | $ 75,981 | |
| Net interest margin (tax-equivalent basis) (Non-GAAP) (1) | | 3.14 % | | 3.09 % | | 2.83 % | | 3.01 % |
| Reconciliation to Reported Net Interest Income | | | | | | | | |
| Net interest income (tax-equivalent basis) (Non-GAAP) (1) | 62,137 | | 68,979 | | 67,415 | | 75,981 | |
| Adjustment for taxable equivalent interest | (1,513) | | (1,665) | | (1,530) | | (1,539) | |
| Net interest income (GAAP) | $ 60,624 | | $ 67,314 | | $ 65,885 | | $ 74,442 | |
| Net interest margin (GAAP) | | 3.08 % | | 3.01 % | | 2.77 % | | 2.95 % |

*(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax-equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.*

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified

24

# APPENDIX NON-GAAP RECONCILIATION

| | Quarterly | | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2023 3rd Qtr. | | 2023 4th Qtr. | | 2024 1st Qtr. | | 2024 2nd Qtr. | | 2024 3rd Qtr. | | 2024 4th Qtr. | | 2025 1st Qtr. | | 2025 2nd Qtr. | | 2025 3rd Qtr. | |
| | Interest | Rate | Interest | Rate | Interest | Rate | Interest | Rate | Interest | Rate | Interest | Rate | Interest | Rate | Interest | Rate | Interest | Rate |
| Net interest income (tax-equivalent basis) (Non-GAAP) (1) | $ 16,609 | | $ 16,945 | | $ 16,871 | | $ 18,756 | | $ 20,631 | | $ 19,739 | | $ 26,710 | | $ 36,711 | | $ 37,994 | |
| Net interest margin (tax-equivalent basis) (Non-GAAP) (1) | | 2.70 % | | 2.72 % | | 2.74 % | | 3.01 % | | 3.23 % | | 3.04 % | | 3.48 % | | 3.70 % | | 3.77 % |
| Reconciliation to Reported Net Interest Income | | | | | | | | | | | | | | | | | | |
| Net interest income (tax-equivalent basis) (Non-GAAP) (1) | 16,609 | | 16,945 | | 16,871 | | 18,756 | | 20,631 | | 19,739 | | 26,710 | | 36,711 | | 37,994 | |
| Adjustment for taxable equivalent interest | (383) | | (390) | | (397) | | (385) | | (383) | | (390) | | (399) | | (389) | | (397) | |
| Net interest income (GAAP) | $ 16,226 | | $ 16,555 | | $ 16,474 | | $ 18,371 | | $ 20,248 | | $ 19,349 | | $ 26,311 | | $ 36,322 | | $ 37,597 | |
| Net interest margin (GAAP) | | 2.64 % | | 2.66 % | | 2.67 % | | 2.95 % | | 3.17 % | | 2.98 % | | 3.43 % | | 3.66 % | | 3.73 % |

*(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax-equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.*

25

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified

APPENDIX NON-GAAP RECONCILIATION

(dollars in thousands)	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Shareholders' equity	$ 181,161	$ 195,634	$ 206,756	$ 214,519	$ 247,746	$ 260,415	$ 427,068	$ 431,761	$ 449,615
Less: goodwill	59,946	59,946	59,946	59,946	59,946	59,946	126,730	126,730	126,730
Less: core deposit intangible	2,057	1,854	1,651	1,448	1,250	1,096	35,153	33,421	31,694
Tangible common equity	$ 119,158	$ 133,834	$ 145,159	$ 153,125	$ 186,550	$ 199,373	$ 265,184	$ 271,610	$ 291,191
Common stock shares outstanding	7,541	7,548	7,556	7,574	8,960	8,965	14,977	15,009	15,018
Book Value per share	$ 24.02	$ 25.92	$ 27.36	$ 28.32	$ 27.65	$ 29.05	$ 28.51	$ 28.77	$ 29.94
Tangible book value per share	$ 15.80	$ 17.73	$ 19.21	$ 20.22	$ 20.82	$ 22.24	$17.71	$18.10	$ 19.39
Tangible common equity	$ 119,158	$ 133,834	$ 145,159	$ 153,125	$ 186,550	$ 199,373	$ 265,184	$ 271,610	$ 291,191
Less: accumulated other comprehensive income (loss), net	(62,470)	(51,578)	(44,324)	(41,301)	(45,446)	(37,779)	(44,323)	(49,087)	(42,197)
Tangible common equity excluding AOCI	$ 181,628	$ 185,412	$ 189,483	$ 194,426	$ 231,996	$ 237,152	$ 309,507	$ 320,697	$ 333,388
Common stock shares outstanding	7,541	7,548	7,556	7,574	8,960	8,965	14,977	15,009	15,018
Tangible book value per share excluding AOCI	$ 24.08	$ 24.56	$ 25.08	$ 25.67	$ 25.89	$ 26.45	$20.67	$21.37	$ 22.20

(dollars in thousands)	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net income	$ 5,122	$ 5,293	$ 5,634	$ 6,586	$ 7,348	$ 7,159	$ (13,906)	$ 13,534	$ 14,681
Less: intangible amortization (tax affected at 21%)	195	160	160	160	156	121	537	1,369	1,365
Adjusted net income	$ 4,927	$ 5,133	$ 5,474	$ 6,426	$ 7,192	$ 7,038	$ (14,443)	$ 12,166	$ 13,316
Average shareholders' equity	$ 181,219	$ 187,099	$ 200,177	$ 210,742	$ 237,875	$ 254,737	$ 302,537	$ 427,543	$ 438,449
Less: average goodwill	59,946	59,946	59,946	59,946	59,946	59,946	83,030	126,730	126,730
Less: average core deposit intangible	2,188	1,960	1,756	1,553	1,355	1,179	12,983	34,356	32,599
Average tangible common equity	$ 119,085	$ 125,193	$ 138,475	$ 149,243	$ 176,574	$ 193,612	$ 206,524	$ 266,457	$ 279,120
Return on average tangible common equity	16.55%	16.40%	15.81%	17.22%	16.29%	14.54%	-27.97%	18.26%	19.08%

(dollars in thousands)	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Total Assets	$ 2,574,196	$ 2,576,706	$ 2,670,699	$ 2,623,067	$ 2,726,003	$ 2,723,243	$ 4,305,391	$ 4,310,252	$ 4,296,902
Less: goodwill	59,946	59,946	59,946	59,946	59,946	59,946	126,730	126,730	126,730
Less: core deposit intangible	2,057	1,854	1,651	1,448	1,250	1,096	35,153	33,421	31,694
Tangible assets	$ 2,512,193	$ 2,514,906	$ 2,609,102	$ 2,561,673	$ 2,664,807	$ 2,662,201	$ 4,143,507	$ 4,150,101	$ 4,138,478
Tangible common equity	$ 119,158	$ 133,834	$ 145,159	$ 153,125	$ 186,550	$ 199,373	$ 265,184	$ 271,610	$ 291,191
Tangible common equity to tangible assets	4.74%	5.32%	5.56%	5.98%	7.00%	7.49%	6.40%	6.54%	7.04%

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified

26

# APPENDIX QUARTERLY AVERAGE BALANCES AND TAX-EQUIVALENT INTEREST RATES

| (Dollars in thousands) | Three Months Ended September 30, 2024 | | | Three Months Ended June 30, 2025 | | | Change from Q2 25 to Q3 25 | | | Three Months Ended September 30, 2025 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Average Balance | Interest | Rate | Average Balance | Interest | Rate | Average Balance | Interest | Rate | Average Balance | Interest | Rate |
| Assets: | | | | | | | | | | | | |
| Loans (1)(3)(4)(5) | $1.460.033 | $23.262 | 6.34 % | $ 2.936.168 | $ 46.551 | 6.36 % | $ (8.290) | $ 591 | 0.03 | $2.927.878 | $47.142 | 6.39 % |
| Taxable securities (2) | 681.578 | 5.563 | 3.25 | 695.546 | 5.264 | 3.04 | 7.499 | (15) | (0.08) | 703.045 | 5.249 | 2.96 |
| Nontaxable securities (1) | 289.335 | 1.775 | 2.44 | 289.061 | 1.764 | 2.45 | (1.787) | 31 | 0.03 | 287.274 | 1.795 | 2.48 |
| Other | 108.019 | 1.473 | 5.43 | 63.416 | 735 | 4.65 | 15.949 | 174 | (0.11) | 79.365 | 908.609 | 4.54 |
| Interest-earning assets | 2,538,965 | 32,073 | 5.03 | 3,984,191 | 54,314 | 5.47 | 13,371 | 781 | (0.00) | 3,997,562 | 55,095 | 5.47 |
| Noninterest-earning assets | 146.225 | | | 314.322 | | | (3.595) | | | 310.727 | | |
| Total assets | $2,685,190 | | | $ 4,298,513 | | | $ 9,776 | | | $4,308,289 | | |
| Liabilities and Shareholders' Equity: | | | | | | | | | | | | |
| Interest-bearing demand deposits | $916,459 | $3,111 | 1.35 % | $ 1,332,318 | $ 6,163 | 1.86 % | $ 42,509 | $ 229 | (0.02) | $1,374,827 | $6,392 | 1.84 % |
| Savings deposits | 329.613 | 728.066 | 0.88 | 595.362 | 1.003 | 0.68 | (3.709) | 122 | 0.07 | 591.653 | 1.125 | 0.75 |
| Certificates of deposit | 388.183 | 4.296 | 4.40 | 646.247 | 6.353 | 3.94 | (29.561) | (576) | (0.22) | 616.686 | 5.777 | 3.72 |
| Brokered deposit | 17.227 | 227.193 | 5.25 | 120.720 | 1.321 | 4.39 | (28.985) | (328) | (0.09) | 91.735 | 993 | 4.30 |
| Borrowings | 210.000 | 2.508 | 4.75 | 169.257 | 1.945 | 4.61 | 9.865 | 74 | (0.14) | 179.122 | 2.019 | 4.47 |
| Subordinated debentures | 35,658 | 413.106 | 4.61 | 48,971 | 689 | 5.65 | (308) | 12 | 0.07 | 48,663 | 701 | 5.72 |
| Other | 11.756 | 158.698 | 5.37 | 11.763 | 129 | 4.39 | (3.213) | (35) | (0.01) | 8.550 | 94 | 4.38 |
| Interest-bearing liabilities | 1.908.896 | 11.442 | 2.38 | 2.924.638 | 17.603 | 2.41 | (13.402) | (502) | (0.08) | 2.911.236 | 17.101 | 2.33 |
| Demand deposits | 519,511 | | | 915,637 | | | 14,709 | | | 930,346 | | |
| Other noninterest-bearing liabilities | 18.908 | | | 30.695 | | | (2.437) | | | 28.258 | | |
| Total liabilities | 2.447.315 | | | 3.870.970 | | | (1.130) | | | 3.869.840 | | |
| Shareholders' equity | 237,875 | | | 427,543 | | | 10,906 | | | 438,449 | | |
| Total liabilities and shareholders' equity | $2,685,190 | | | $ 4,298,513 | | | $ 9,776 | | | $4,308,289 | | |
| Net interest income (tax-equivalent basis) (Non-GAAP) (1) | | $ 20.631 | | | $36.711 | | | $ 1.283 | | | $ 37.994 | |
| Net interest margin (tax-equivalent basis) (Non-GAAP) (1) | | | 3.23 % | | | 3.70 % | | | 0.07 | | | 3.77 % |
| Reconciliation to Reported Net Interest Income | | | | | | | | | | | | |
| Net interest income (tax-equivalent basis) (Non-GAAP) (1) | | $ 20.631 | | | $ 36.711 | | | $ 1.283 | | | $ 37.994 | |
| Adjustment for taxable equivalent interest | | (383) | | | (389) | | | (8) | | | (397) | |
| Net interest income (GAAP) | | $ 20.248 | | | $ 36,322 | | | $ 1,275 | | | $ 37,597 | |
| Net interest margin (GAAP) | | | 3.17 % | | | 3.66 % | | | 0.07 | | | 3.73 % |

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.
(2) Taxable securities include dividend income from Federal Home Loan Bank and Federal Reserve Bank stock.
(3) Loans include both loans to other financial institutions and loans held for sale.
(4) Non-accruing loan and PPP loan balances are included in the balances of average loans.
(5) Interest on loans included net origination fees, accretion income, and PPP fees.

Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified

27

28 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified Note: Excludes loans held for sale APPENDIX LOANS BY LOAN CATEGORY (Dollars in thousands) Loans: Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Agricultural $ 43,290 $ 49,210 $ 41,950 $ 45,274 $ 49,147 $ 48,221 $ 48,165 $ 47,273 $ 51,183 Commercial and Industrial 222,357 229,915 231,222 224,031 229,232 228,256 345,138 351,367 352,876 Consumer 37,605 36,541 34,268 32,811 30,693 29,412 30,932 29,741 27,328 Commercial Real Estate 709,960 786,921 794,705 804,213 862,773 901,130 1,757,598 1,743,541 1,728,774 Construction Real Estate 16,477 20,936 17,890 18,751 14,555 17,042 18,067 21,508 18,441 Residential Real Estate 256,348 267,730 268,523 275,878 279,058 281,701 722,662 724,329 728,843 Loans to Other Financial Institutions 23,763 19,400 30,032 36,569 38,492 39,878 2,393 3,033 2,483 Gross Loans 1,309,800 1,410,653 1,418,590 1,437,527 1,503,950 1,545,640 2,924,955 2,920,792 2,909,928 Less allowance for credit losses on loans 14,872 15,685 16,037 16,152 16,490 16,552 34,567 34,798 34,754 Loans, Net 1,294,928 1,394,968 1,402,553 1,421,375 1,487,460 1,529,088 2,890,388 2,885,994 2,875,174

29 Source: Numbers based on ChoiceOne internal data as of 9/30/2025 except where specifically identified APPENDIX BUSINESS COMBINATION Purchase Price Consideration $ 192,992 Net assets acquired: Cash and cash equivalents 173,082 Securities available for sale 90,696 Federal Home Loan Bank and Federal Reserve Bank stock 9,179 Originated loans 1,376,721 Premises and equipment 16,664 Other real estate owned 1,735 Intangible assets 34,737 Other assets 48,815 Total assets 1,751,629 Non-interest bearing deposits 404,497 Interest bearing deposits 1,027,384 Total deposits 1,431,881 Borrowing 169,786 Subordinated debentures 12,344 Other liabilities 11,410 Total liabilities 1,625,421 Net assets acquired 126,208 Goodwill $ 66,784